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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 24, 1998
                        ---------------------------------
                        (Date of earliest event reported)


                            ATRIX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                       0-18231                          84-1043826
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
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


                2579 Midpoint Drive, Fort Collins, Colorado 80525
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On November 24, 1998 Atrix Laboratories, Inc. a Delaware corporation (the "Registrant"), completed the acquisition of ViroTex Corporation, a Delaware corporation ("ViroTex"), through the merger of its wholly-owned subsidiary, Atrix Acquisition Corporation, a Delaware corporation, with and into ViroTex. ViroTex develops over-the-counter and prescription products based on proprietary drug delivery systems that provide topical and transmucosal delivery of medications requiring quick onset of action.

        Under the terms of the Agreement and Plan of Reorganization dated November 24, 1998 (the "Merger Agreement"), the stockholders of ViroTex are entitled to receive $7.5 million in cash and $500,000 in value of shares of the Registrant's common stock, $.001 par value (the "Common Stock"). In addition, the ViroTex stockholders are entitled to receive additional consideration of up to $3,000,000, payable in shares of Common Stock or cash, upon satisfaction of certain earn-out events set forth in the Merger Agreement related to the performance of certain products of ViroTex. The Registrant also issued a warrant to purchase shares of Common Stock in replacement of a warrant to purchase shares of ViroTex common stock, and agreed to replace certain options held by employees of Virotex who will become employees or consultants of the Registrant. Only stockholders of ViroTex who beneficially owned more than 1% of the total outstanding shares of ViroTex, on a fully diluted basis, as of November 24, 1998, are entitled to receive Common Stock. All other stockholders will receive cash in lieu of Common Stock. The consideration paid under the Merger Agreement was determined through arms-length negotiations between the parties and the cash portion of the purchase price was funded through the Registrant's cash on hand.

         The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Merger Agreement which is filed as an Exhibit to this Current Report on Form 8-K .



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ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The financial statements of ViroTex will be filed by an amendment no later than 60 days from the date this Current Report on Form 8-K must be filed.

         (b) The pro forma financial statements of the Registrant will be filed by an amendment no later than 60 days from the date this Current Report on Form 8-K must be filed.



         (c)      Exhibits.

                  10.1 Agreement and Plan of Reorganization dated November 24, 1998 by and among Atrix Laboratories, Inc., Atrix Acquisition Corporation and ViroTex Corporation.

                  10.2 Certificate of Merger of Atrix Acquisition Corporation and ViroTex Corporation dated November 24, 1998.

                  99.1     Text of Press Release dated November 30, 1998



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 8th day of December, 1998.

                                      ATRIX LABORATORIES, INC.



                                      By: /s/ BRIAN G. RICHMOND
                                          --------------------------------------
                                          Brian G. Richmond
                                          Vice President, Finance
                                          and Assistant Secretary



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                                  Exhibit Index
                                  -------------


                  10.1 Agreement and Plan of Reorganization dated November 24, 1998 by and among Atrix Laboratories, Inc., Atrix Acquisition Corporation and ViroTex Corporation.

                  10.2 Certificate of Merger of Atrix Acquisition Corporation and ViroTex Corporation dated November 24, 1998.

                  99.1     Text of Press Release dated November 30, 1998



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